Other (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Analysis of income and expense [abstract]
Foreign exchange gain (loss)	$ 7	$ (7)
Settlement costs related to pension annuity purchase agreement	(1)	6
Net gain resulting from the CPP agreement	1	0
Gain (loss) on electricity swaps	(9)	17
Gain (loss) on interest rate swap contracts	(4)	(6)
Other	4	(5)
Other Nonoperating Income (Expense), Total	$ (2)	$ 5